SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K/A
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 9, 2010



                      Commission file number: 33-131110-NY

                              4net Software, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                                    22-1895668
------------------------------                    ------------------
State or other jurisdiction of                     (I.R.S. Employer
incorporation or organization                     Identification No.)



         225 N.E. Mizner Boulevard, Suite 400 Boca Raton, Florida 33432
         --------------------------------------------------------------
               (Address of Principal Executive Office) (Zip Code)


                                 (561) 362-5385
              ---------------------------------------------------
              (Registrant's telephone number including area code)


         1 North Federal Highway, Suite 201 Boca Raton, Florida 33432
         ------------------------------------------------------------
                 (Former Address of Principal Executive Office)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE: This Form 8-K/A is being filed to correct the Form 8-K, dated September 13, 2010, and filed today on September 14, 2010, which indicated the wrong date of the report on the cover page. The appropriate date of the report is September 9, 2010, which is the date of the press release, discussed in the report.


Section 8 - Other Events.

Item 8.01 Other Events.

         On September 9, 2010, 4net Software, Inc. (the "Company") issued a press release announcing that it had signed a Letter of Intent to acquire all of the issued and outstanding capital stock of EnSA Holdings, LLC ("EnSA"), a privately-held Florida limited liability company with offices located in Fort Lauderdale, Florida. EnSA is engaged in the business of agricultural production and development in the Dominican Republic. A copy of the Company's press release is attached to this report as Exhibit 99.1.

         Under the terms of the Letter of Intent, the Company would acquire all of the outstanding shares of EnSA in exchange for shares of the Company pursuant to a contemplated share exchange agreement (the "Acquisition"). The Acquisition is subject to a number of conditions, including, among other things, the execution of a definitive share exchange agreement, stockholder approval, the Company effecting a reverse stock split, the completion of certain financing arrangements, and further due diligence by the parties. Additionally, pursuant to the Acquisition, the directors and officers of the Company would resign and be replaced by directors and officers designated by EnSA, with the exception that Steven N. Bronson, will continue as a director of the Company.

         The Company expects to close the Acquisition during the quarter ending December 31, 2010. Following the closing of the anticipated Acquisition, EnSA would be a wholly owned subsidiary of the Company, and EnSA would emerge as the surviving company with a name and ticker symbol change for the Company to follow. The Acquisition is subject to numerous risks and conditions, accordingly there can be no assurance that the Acquisition will be completed.


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

         (d) Exhibits.

         The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

Exhibit
-------
99.1     Press Release, dated September 9, 2010.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, 4net Software, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 14, 2010


                                          4net Software, Inc.
                                             (Registrant)



                                          By:  /s/ STEVEN N. BRONSON
                                               ----------------------------
                                               Steven N. Bronson,
                                               CEO and President